Exhibit 99.1

Cryptyde, Inc. Projects FY 2023 Revenue of $60 Million

SAFETY HARBOR, Florida, January 26, 2023 - Cryptyde, Inc. (NASDAQ: TYDE) is pleased to announce its financial guidance for fiscal year 2023 of revenue of $60 million. This estimate is based on the expected continued performance of its current wholly owned subsidiaries, Forever 8 Fund, LLC (“Forever 8”) and Ferguson Containers, Inc. (“Ferguson Containers”). This projected revenue was determined through an internal review of its existing client base, as well as incremental revenue from new business.

“We are very excited about the potential for growth in the coming year,” said CEO Brian McFadden. “Our focus on identifying revenue-producing opportunities is beginning to show results and we believe that by continuing to execute on our strategy, we will be well-positioned for success in 2023 and beyond.”

Cryptyde’s growth strategy includes recognizing and prioritizing revenue-producing business opportunities and expansions, developing a strategy for efficiently acquiring capital, launching new software as a service product and evaluating potential acquisition targets. The company is committed to continuously monitoring market conditions and adjusting its strategy as needed to remain competitive and well-positioned for growth.

“Cryptyde is proud to announce projected revenue of $60 million for the fiscal year 2023. We are eager to continue building upon our success and creating value for all stakeholders. This is only the beginning of what we expect to accomplish,” added McFadden.

The projected revenue assumes the expected continuation in 2023 of Q4 2022 revenue production by Forever 8 and the ability of Cryptyde to raise additional capital in the future of at least $3 million. The projected revenue is not a guarantee of future performance and is subject to a number of risks and uncertainties. Actual results may differ materially from the projected revenue presented in this press release.

About Cryptyde

Cryptyde, Inc. (Nasdaq: TYDE) is focused on driving growth through the acquisition and management of technology. With subsidiaries like Forever 8, providing cash flow management platform and inventory solutions for e-commerce sellers, and Ferguson Containers, a provider of complete manufacturing and logistical solutions for product and packaging needs, Cryptyde is committed to identifying and acquiring businesses with untapped potential and developing strategies to scale them to new heights. Through focused execution and a commitment to innovation, Cryptyde aims to drive significant growth and value creation for its portfolio companies and shareholders. For additional information, please visit http://www.cryptyde.com/

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking, including, but not limited to, the statements regarding Forever 8’s and Ferguson Containers’ potential future performance. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the potential that the expected benefits of Cryptyde’s acquisition of Forever 8 are not achieved; Forever 8’s inability to continue the results from the fourth quarter of 2022; Cryptyde’s inability to raise additional capital of at least $3 million; achievement of the expected benefits of Cryptyde’s spin-off from Vinco Ventures, Inc.; tax treatment of the spin-off; market and other conditions; the risks that the ongoing COVID-19 pandemic may disrupt Cryptyde’s business more severely than it has to date or more severely than anticipated; unexpected costs, charges or expenses that reduce Cryptyde’s capital resources; Cryptyde’s inability to raise adequate capital to fund its business; Cryptyde’s inability to innovate and attract users for Cryptyde’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Cryptyde’s, Forever 8’s, and Ferguson Containers’ actual results to differ from those contained in the forward-looking statements, see Cryptyde’s filings with the Securities and Exchange Commission (SEC), including the section titled “Risk Factors” in Cryptyde’s Registration Statement on Form 10, as amended, filed with the SEC on May 13, 2022, and Cryptyde’s Registration Statement on Form S-1, as amended, filed with the SEC on January 24, 2023. All information in this press release is as of the date of the release, and Cryptyde undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

Richard Brown

617-819-1289

investors@cryptyde.com